Exhibit 4.4
COPY
DEBENTURE
UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE OCTOBER 15, 2004.
THIS DEBENTURE AND THE COMMON SHARES INTO WHICH IT MAY BE CONVERTED HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS DEBENTURE AND THE COMMON SHARES INTO WHICH IT MAY BE CONVERTED MAY NOT BE SOLD OR CONVERTED IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS IT HAS BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE DEFINED BY REGULATION S UNDER THE 1933 ACT.
THIS DEBENTURE, dated for reference June 14, 2004 is made

BETWEEN:

UOB CAPITAL INVESTMENTS PTE LTD
80 Raffles Place, UOB Plaza 2 #30-20, Singapore 048624

(“Investor”)
OF THE FIRST PART

AND:

INTERNATIONAL WEX TECHNOLOGIES INC.,
a corporation formed under the Canada Business Corporations Act and having an office at 2000, 777 Hornby Street, Vancouver, British Columbia, V6Z 1S4

(the “Company”)
OF THE SECOND PART

AND:

WEX MEDICAL LIMITED, a corporation formed under the laws of Hong Kong and having an office at Unit A, 34/F, Manulife Tower, 169 Electric Road, North Point, Hong Kong

(the “Subsidiary”)
OF THE THIRD PART
WHEREAS the Investor has provided financing to the Subsidiary in the principal sum of $1,500,000 pursuant to a subscription agreement among the Investor, the Company and the Subsidiary dated May 18, 2004;
AND WHEREAS the Subsidiary is wholly owned by the Company;

NOW THEREFORE THIS DEBENTURE WITNESSES that in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:
1 DEFINITIONS
Where used in this Debenture, the following words and phrases have the following meanings:
(a)	“Advanced Funds” means $1,500,000 advanced by the Investor to the Subsidiary pursuant to the Subscription Agreement,

(b)	“Debenture” means this Debenture and the schedules hereto, as at any time amended or modified and in effect,

(c)	“Business Day” means any day other than a Saturday or a Sunday on which Canadian chartered banks are open for business in Vancouver, British Columbia,

(d)	“Closing Date” means June 14, 2004,

(e)	“Common Shares” means the common shares in the capital of the Company as constituted as of the date hereof,

(f)	“Companies” means the Company and the Subsidiary,

(g)
“Conversion Price” means the price at which the Advanced Funds may be converted into Common Shares, being Cdn$5.00 per Common Share, subject to adjustment on the occurrence of certain events specified in Part 6 of this Debenture. For the purposes hereof, Advanced Funds shall be deemed to be converted from US currency into Canadian currency at the rate of US$1.00 = Cdn$1.3866,

(h)
“Current Market Price” at any date for Common Shares means the closing price per Common Share on the Exchange for that day (provided that if on that day no Closing Price per share is reported by the Exchange as there were no trades that day, the average of the reported closing bid and asked prices on the Exchange on such day will be deemed to be the closing price per share for such day),

(i)	“Event of Default” means any event specified in section 5.1,

(j)
“Exchange” means The Toronto Stock Exchange, so long as the common shares of the Company are listed on The Toronto Stock Exchange. If the common shares are not listed on either The Toronto Stock Exchange, it means whatever stock exchange, stock market or over the counter system on which the common shares of the Company trade in the greatest volume or, if such common shares are not traded on any over-the-counter market or stock exchange, then the current market value thereof, as it may be determined by the directors of the Company,

(k)	“Issue Date” means June 14, 2004,

(l)	“Maturity Date” means June 15, 2009.

(m)	“NMLP” means Nanning Maple Leaf Pharmaceutical Co. Ltd., a limited liability company under the laws of China and a subsidiary of the Company,

(n)	“Subscription Agreement” means the subscription agreement among the Investor, the Subsidiary and the Company dated May 18, 2004,

(o)	“subsidiary” includes all companies that are directly or indirectly controlled by the Company,

(p)	“Trading Day” with respect to the Exchange means a day on which such exchange is open for the transaction of business; and

(q)	“UOB Debentures” means this Debenture and the debentures issued to each of UOB Venture (Shenzhen) Limited and UOB Venture Technology Investments Ltd by the Companies dated for reference June 14, 2004.
2 INTERPRETATION
2.1 Governing Law
This agreement is governed by the laws of the Province of British Columbia and the parties attorn to the nonexclusive jurisdiction of the courts of British Columbia for the resolution of all disputes under this Debenture.
2.2 Severability
If any one or more of the provisions contained in this Debenture is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.
2.3 Parties In Interest
This Debenture enures to the benefit of and is binding on the parties hereto and their respective successors and permitted assigns.
2.4 Headings and Marginal References
The division of this Debenture into parts, sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Debenture.
2.5 Currency
Unless otherwise indicated, all statements of, or references to. dollar amounts in this Debenture refer to lawful currency of the United States.
2.6 Accounting Principles
Unless otherwise specified in this Debenture, all accounting terminology and calculations shall be made in accordance with Canadian generally accepted accounting principles, consistently applied, and all accounting calculations shall be made on a consolidated basis.
3 THE ADVANCED FUNDS
3.1 Repayment of the Advanced Funds
The Subsidiary promises to pay to the Investor the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, (together with accrued and unpaid interest) on or before the Maturity Date. Notwithstanding any other provision of this Debenture, in the event that the Subsidiary fails to repay the Advanced Funds in accordance with the foregoing, the Company promises to pay to the Investor the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, (together with accrued and unpaid interest) on or before the Maturity Date.

3.2 Evidence of Advanced Funds
The indebtedness of the Subsidiary to the Investor in respect of the Advanced Funds outstanding will be evidenced by this Debenture.
3.3 Interest
The Subsidiary will pay interest to the Investor both before as well as after default and maturity on the Advanced Funds from the date of disbursement, at the rate of 5.5% per annum calculated semi-annually not in advance and payable semi-annually. Interest will be paid in United States currency.
3.4 Timing of Interest Payments
The first semi-annual interest payment will be due and payable on the first day of October, 2004 and thereafter interest payments will be due and payable on the first day of each April and October (unless that day is not a Business Day in which case the payment will be made on the Business Day immediately preceding it) until all principal and interest has been repaid in full.
3.5 Reimbursement of Interest
In the event that there are any taxes imposed on the Investor in respect of interest accrued or paid on the Advanced Funds during the first 12 months following the Issue Date, the Subsidiary shall reimburse the Investor for all such taxes, provided that the maximum aggregate amount of reimbursement under all UOB Debentures shall be limited to 15% of the interest paid on all UOB Debentures. The reimbursement shall be paid by the Subsidiary in United States currency within 14 Business Days of receipt by the Subsidiary of a letter from the Investor (or its manager) certifying the tax rate on the interest paid or due during the applicable period, together with a calculation of the amount of tax payable.
4 COVENANTS OF THE BORROWER
4.1 Positive Covenants
The Subsidiary and the Company covenant and agree with the Investor that, at all times during the currency of this Debenture:
(a)	the Subsidiary will pay the principal sum, interest and all other monies required to be paid to the Investor pursuant to this Debenture in the manner set forth herein,

(b)	each of the Companies will duly observe and perform each and every of its covenants and agreements set forth in this Debenture and the Subscription Agreement,

(c)	each of the Companies will forthwith upon becoming aware of the occurrence of an Event of Default, provide the Investor with immediate notice thereof,

(d)
they will pay on demand any and all reasonable costs, charges and expenses, including any legal costs incurred by the Investor on the basis as between a solicitor and his own client, of and incidental to:

(i)	any matter which either of the Companies asks the Investor to consider in connection with this Debenture after the grant of this Debenture,

(ii)	the Investor’s performance of any covenant in this Debenture,

(iii)	any default by either of the Companies, and

(iv)	any steps or proceedings taken under this Debenture or otherwise by reason of non-payment or procuring payment of the monies payable under this Debenture, and all such costs, charges and expenses will bear interest at the rate aforesaid from the date of the Investor incurring or being charged the same,
(e)
the Subsidiary will pay all reasonable expenses of any nominee of the Investor appointed or elected to the board of directors of NMLP reasonably incurred in attending at meetings of the board of directors or any committees thereof, provided NMLP fails to otherwise pay such expenses,

(f)
in the event the Investor elects at any time not to have a nominee on the board of directors of NMLP, the Company shall cause NMLP to give notice to the Investor of all meetings of the board of directors of NMLP to permit a representative of the Investor to attend any Board meetings of NMLP as an observer. The reasonable expenses of the observer will be paid in the same manner as the expenses of the Investor’s nominee on the board of directors of NMLP,

(g)
they will, if so requested by the Investor, take all necessary steps to indemnify the Investor’s nominee director in accordance with the provisions of the laws of China and the constating documents of NMLP,

(h)
they will, mail quarterly unaudited consolidated financial statements of the Company and quarterly unaudited financial statements of each of the Subsidiary and NMLP to the Investor within 45 days after the end of each fiscal quarter,

(i)
they will, mail annual audited consolidated financial statements of the Company and annual audited financial statements of each of the Subsidiary and NMLP to the Investor within 90 days of the end of each fiscal year,

(j)	they will, mail copies of all reports, financial statements and any other documents sent to the Company’s shareholders to the Investor on a timely basis,

(k)	they will, mail a copy of the annual budget, together with management’s discussion and analysis for NMLP, within 15 days of approval by the board of directors of NMLP,

(l)	they will, provide any other financial information relating to the Companies and NMLP reasonably requested by the Investor,

(m)
they will promptly inform the Investor of the full particulars if a material change (actual, anticipated or threatened) or any change in a material fact occurs in the affairs of the Company or any of its subsidiaries,

(n)	each of the Companies and NMLP will maintain proper records and books of account,

(o)	each of the Companies and NMLP will maintain its corporate existence,

(p)
the Company and each of its subsidiaries will, keep in good standing all requisite licences, approvals, consents and authorizations necessary to enable the Company and its subsidiaries to conduct operations,

(q)	they will promptly provide the Investor with written notice of material litigation, and

(r)	the Subsidiary will apply the Advanced Funds to general working capital for the Subsidiary and to advance the interests of the Subsidiary and its affiliates in Asia.
4.2 Negative Covenants
The Company covenants and agrees with the Investor that, at all times during the currency of this Debenture, unless it has received the prior written consent of the Investor to do so (such consent to be in the Investor’s sole and unfettered discretion but not to be unreasonably withheld), it will not:
(a)	permit the Subsidiary or NMLP to issue any securities, other than to the Company,

(b)	permit the Subsidiary or NMLP to borrow any money for a term of more than 12 months,

(c)	and will not permit the Subsidiary or NMLP to sell, lease, assign, transfer or otherwise dispose of all or substantially all of its assets,

(d)	and will not permit the Subsidiary or NMLP to redeem or repurchase shares, pay or declare dividends (or any other return of capital),

(e)	and will not permit any subsidiary to utilize any Advanced Funds to purchase or acquire the securities of any person, pay dividends or return capital to its shareholders,

(f)	and will not permit the Subsidiary or NMLP to guarantee debt, except for the debt of its subsidiaries,

(g)	and will not permit the Subsidiary or NMLP to enter into any corporate reorganization or amalgamation,

(h)
and will not permit the Subsidiary or NMLP to, enter into any partnership, joint venture or similar agreement or arrangement, other than in the ordinary course of business or in connection with a corporate reorganization,

(i)
and will not permit any subsidiary to, dispose of or allow to lapse any intellectual property rights necessary to enable the Company and its subsidiaries to conduct operations, other than in the ordinary course of business or in connection with a corporate reorganization,

(j)	and will not permit the Subsidiary or NMLP to, grant a security interest in its assets, other than in the ordinary course of business,

(k)	and will not permit the Subsidiary or NMLP to, amend its constating documents, or

(l)	allow any of the outstanding securities of the Subsidiary or NMLP to be pledged or transferred.

5 EVENT OF DEFAULT
5.1 Definition of Event of Default
The principal balance of the Advanced Funds, costs and any other money owing to the Investor under this Debenture will immediately become payable unless otherwise waived in writing by the Investor, in any of the following events (each an “Event of Default”):
(a)	if the Subsidiary fails to pay within ten days of the due date thereof any payments due under this Debenture,

(b)
subject to the ten day grace period with respect to payments described in subsection 5.1 (a) hereof, if the Subsidiary or Company fails to observe or perform any of the covenants in this Debenture or the Subscription Agreement on its part to be observed and performed,

(c)
if the present nominee of the Investor on the board of directors of NMLP ceases to be a director of NMLP for any reason and a replacement nominee of the Investor acceptable to the Company, acting reasonably, is not appointed or elected to the board of directors of NMLP within 30 days if the Investor so requests,

(d)	if the board of directors of NMLP fails to meet (either in person or by telephone) at least two times each fiscal year,

(e)
if there is a change in the majority shareholding of the Subsidiary or NMLP, and for greater certainty there shall be deemed to be no change in the majority shareholding of an entity if the indirect ownership of such entity remains unchanged,

(f)
if the board of directors of the Subsidiary or NMLP, subject to any restrictions contained in this Debenture or the Subscription Agreement fails in each fiscal year to approve a budget for the forthcoming fiscal year,

(g)	if there is any breach, default or event of default under the Subscription Agreement or this Debenture,

(h)	if there is a sale of substantially all of the assets or business of the Company, the Subsidiary or NMLP, or

(i)	if any of the representations and warranties in the Subscription Agreement are or become not true.
5.2 Rights and Remedies of the Investor
Upon the occurrence of an Event of Default and at any time thereafter, the Investor may exercise any or all rights and remedies available to the Investor whether available under this Debenture or available at law or in equity.
5.3 Overdue Payments
In addition to and without restricting the Investor’s other rights or remedies under this Debenture or available at law or in equity, in the event of an Event of Default under section 5.1(a) with respect to the non-payment of interest, the Subsidiary shall pay to the Investor an additional amount equal to 2% per month (24% per year) of the overdue interest amount until the overdue interest amount is paid full, unless the Investor waives the payment of any such amount. The additional amount shall be payable on demand in cash, or at the election of the Investor, in fully paid non-assessable Common Shares in the capital of the Company. If the Investor elects to be paid in Common Shares in the capital of the Company, the additional amount together with accrued and unpaid interest shall be converted into Common Shares at the lowest conversion price as is then acceptable to the Exchange and the Company agrees to use all reasonable commercial efforts to obtain the approval of such conversion price from the Exchange upon being notified by the Investor of such election.

6 CONVERSION OF THE ADVANCED FUNDS
6.1 Conversion at Investor’s Option
At the option of the Investor, at any time or times, whether before or after the occurrence of a Event of Default, the principal balance of the Advanced Funds may be converted in whole or in part into fully-paid and non-assessable Common Shares in the capital of the Company at the Conversion Price. Any partial conversion of the Advanced Funds shall be in multiples of $25,000. The Investor shall advise the Company by notice in writing in the form attached as Appendix I of the principal amount that it wishes to convert (“Conversion Notice”) and the date of such conversion shall be the date of the Conversion Notice. In the case of a conversion of less than all of the principal amount outstanding of the Advanced Funds, the Companies shall deliver to the Investor, against receipt of this Debenture for cancellation, a replacement debenture in the same form as this Debenture in respect of the principal balance of the Advanced Funds remaining outstanding.
6.2 Automatic Conversion
In the event that the Current Market Price on ten consecutive Trading Days is at least equal to 1.5 times the then applicable Conversion Price, the Company may deliver written notice to the Investor specifying the date of conversion (“Conversion Notice”). On the specified date of conversion the principal balance of the Advanced Funds outstanding will be automatically converted into Common Shares at the then applicable Conversion Price. Upon receipt of the Conversion Notice the Investor will send the Debenture to the Company for cancellation.
6.3 Process on Giving Notice of Conversion
Upon the Company or the Investor, as the case may be, giving a Conversion Notice as described in sections 6.1 or 6.2, and subject to section 6.7, the Investor shall be entitled to be entered in the books of the Company as at the date of conversion as the holder of the number of Common Shares into which such portion of the Advanced Funds then outstanding has been converted and, within seven business days of the date of the Conversion Notice, the Company shall deliver to the Investor a certificate or certificates representing the Investor’s holdings of the Common Shares. Any interest accruing to the date of conversion on the portion of the Advanced Funds shall be paid by the Subsidiary to the Investor forthwith after the giving of the Conversion Notice.
6.4 Adjustment of Conversion Price
(a)
The Conversion Price (and the number of Common Shares issuable upon exercise of the conversion rights and obligations set forth in sections 6.1 and 6.2) is subject to adjustment from time to time in the events and in the manner provided as follows:

(b)
If and whenever at any time after the date hereof and prior to the repayment of the Advanced Funds and all accrued interest and/or conversion thereof into Common Shares (the “Expiry Date”), the Company:

(i)
issues to all or substantially all the holders of Common Shares by way of a stock dividend or otherwise Common Shares or securities exchangeable for or convertible into Common Shares other than a dividend paid in the ordinary course, or

(ii)	subdivides its outstanding Common Shares into a greater number of shares, or

(iii)	consolidates or combines its outstanding Common Shares into a smaller number of shares,
(any of such events being called a “Common Share Reorganization”), then the Conversion Price will be adjusted effective immediately after the effective date or record date for the happening of a Common Share Reorganization, as the case may be, at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization, by multiplying the Conversion Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which is the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which is the number of common shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into common shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on such effective date or record date).
If and whenever at any time after the date hereof and prior to the Expiry Date, the Company fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Common Shares under which such holders are entitled to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares, where
(c)
the right to subscribe for or purchase Common Shares, or the right to exchange securities for or convert securities into Common Shares expires not more than 45 days after the date of such issue (the period from the record date to the date of expiry being in this section 6.4 called the “Rights Period”), and

(d)
the cost per Common Share during the Rights Period (inclusive of any cost or acquisition of securities exchangeable for or convertible into Common Shares in addition to any direct cost of Common Shares) (in this section 6.4 called the “Per Share Cost”) is less than 95% of the Current Market Price of the Common Shares on the record date,

(any of such events being called a “Rights Offering”), then the Conversion Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:
(e)	the numerator of which is the aggregate of:
(i)	the number of Common Shares outstanding as of the record date for the Rights Offering, and

(ii)	a number determined by dividing the product of the Per Share Cost and:
A.
where the event giving rise to the application of this paragraph (ii) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase additional Common Shares, the number of Common Shares so subscribed for or purchased during the Rights Period, or

B.
where the event giving rise to the application of this paragraph (ii) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Common Shares, the number of Common Shares for which those securities could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Common Shares as of the record date for the Rights Offering, and

(f)	the denominator of which is
(i)	in the case described in subparagraph (e)(ii)(A), the number of Common Shares outstanding, or

(ii)	in the case described in subparagraph (e)(ii)(B), the number of Common Shares that would be outstanding if all the Common Shares described in subparagraph (e)(ii)(B) had been issued, as at the end of the Rights Period.
Any Common Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.
If pursuant to section 6.1 the Investor has given notice to convert or if pursuant to section 6.2 the Company has requested the Investor to convert during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period the Investor will, in addition to the Common Shares to which it is otherwise entitled upon such conversion in accordance with sections 6.1 and 6.2, be entitled to that number of additional Common Shares which, when added to the number of Common Shares to which that holder is entitled upon such conversion, equals the number of Common Shares to which the Investor would have been entitled on exercise if the conversion notice had been given after the adjustment of the Conversion Price immediately after the end of the Rights Period. Such additional Common Shares will be deemed to have been issued to the Investor immediately following the end of the Rights Period and a certificate for such additional Common Shares will be delivered to such holder within ten Business Days following the end of the Rights Period.
If and whenever at any time after the date hereof and prior to the Expiry Date, the Company fixes a record date for the issue or the distribution to the holders of all or substantially all its Common Shares:
(g)	shares of the Company of any class other than Common Shares,

(h)
rights, options or warrants to acquire shares or securities exchangeable for or convertible into shares or property or other assets of the Company (other than rights, options or warrants to purchase Common Shares exercisable within 45 days of the record date at a price per Common Share equal to or greater than 95% of the then Current Market Price),

(i)	evidences of indebtedness, or
(j)	any property or other assets

and if such issuance or distribution does not constitute a Common Share Reorganization or a Rights Offering or dividend paid in the ordinary course (any of such non-excluded events being called a “Special Distribution”), the Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price effect on such record date by a fraction:
(k)	the numerator of which is:
(i)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, less

(ii)
the amount by which the aggregate fair market value (as determined by action by the directors of the Company) to the holders of the Common Shares of such securities or property or other assets so issued or distributed in the Special Distribution exceeds the fair market value (as determined by action of the directors of the Company) of the consideration, if any, received therefor by the Company, and

(l)	the denominator of which is the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date.
Any Common Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.
If and whenever at any time after the date hereof and prior to the Expiry Date, there is a reclassification of the Common Shares outstanding at any time or change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation, reverse take-over or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), and notice to convert is given after the effective date of such Capital Reorganization, the Investor will be entitled to receive, and must accept for the same aggregate consideration in lieu of the number of Common Shares to which it was theretofore entitled upon such subscription, the aggregate number of shares, other securities or other property which it would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, it had been the registered holder of the number of Common Shares to which such holder was theretofore if conversion had occurred on that date. Appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this section 6.4 with respect to the rights and interests thereafter of holders of Debentures to the end that the provisions set forth in this section 6.4 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares thereafter deliverable upon conversion. Any such adjustment must be made by and set forth in an agreement supplemental hereto. As a condition precedent to taking any action that would constitute a Capital Reorganization, the Company will take all action necessary, in the opinion of counsel, in order that the provisions of this section be effected.
If and whenever at any time after the date hereof and prior to the Expiry Date any adjustment in the Conversion Price occurs as a result of
(m)	a Common Share Reorganization,

(n)	the fixing by the Company of a record date for a Rights Offering, or

(o)
the fixing by the Company of a record date for the issue or distribution to the holders of all or substantially all its outstanding Common Shares of (A) Common Shares, (B) securities exchangeable for or convertible into Common Shares at an exchange or conversion price per Common Share less than the Current Market Price on such record date or (C) rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at an exchange or conversion price per Common Share less than the Current Market Price on such record date, then the number of Common Shares issuable upon conversion will be adjusted contemporaneously with the adjustment of the Conversion Price by multiplying the number of Common Shares theretofore issuable on the exercise thereof immediately prior to such adjustment by a fraction the numerator of which is the Conversion Price in effect immediately prior to such adjustment and the denominator of which is the Conversion Price resulting from such adjustment.

To the extent that any adjustment in subscription rights occurs pursuant to this section 6.4 as a result of a distribution of exchangeable or convertible securities, rights, options or warrants, or as a result of the fixing by the Company of a record date for the distribution of any such securities, the number of Common Shares issuable upon conversion will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Common Shares which would be issuable or purchasable based upon the number of Common Shares actually issued and remaining issuable immediately after such expiration, and will be further readjusted in such manner upon expiration of any further such right.
6.5 Additional Adjustments
If by the terms of the rights, options or warrants referred to in section 6.4, there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of
(a)	the lowest purchase, conversion or exchange price per Common Share, as the case may be, if such price is applicable to all Common Shares which are subject to the rights, options or warrants, and

(b)	the average purchase, conversion or exchange price per Common Share, as the case may be, if the applicable price is determined by reference to the number of Common Shares acquired.
To the extent that any adjustment in the Conversion Price occurs pursuant to section 6.4 as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants, the Conversion Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Conversion Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.
No adjustment in the Conversion Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Conversion Price and no adjustment will be made in the number of Common Shares issuable upon conversion unless it would result in a change of at least one one-hundredth of a Common Share, provided, however,’ that any adjustments which, except for the provisions of this section, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment.
If at any time a dispute arises with respect to adjustments provided for in section 6.4, such dispute will be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Company and any such determination will be binding upon the Company and the Investor and the Company will provide such auditors or accountants with access to all necessary records of the Company.
If the Company sets a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan to pay or deliver such dividend or distribution or take such other act only then no adjustment in the Conversion Price or the number of Common Shares issuable upon conversion will be required by reason of the setting of such record date.

In the absence of a resolution of the directors of the Company fixing a record date for a Special Distribution or Rights Offering, the Company will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.
As a condition precedent to the taking of any action which would require any adjustment in respect of conversion, including the Conversion Price and the number of class of shares or other securities which are to be received upon conversion, the Company must take any corporate action which may be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the Investor are entitled to receive on conversion in accordance with the provisions thereof.
6.6 Acknowledgement
The investor acknowledges that this Debenture and any Common Shares which may be issued on the conversion of this Debenture have not been registered under the United States Securities Act of 1993, as amended (the “1933 Act”) or the securities laws of any state of the United States and this Debentures may not be transferred to or converted in the United States or by or on behalf of any U.S. Person unless such securities are registered under the 1933 Act and applicable State securities laws or unless an exemption from registration is available.
6.7 Bonus
If during the first 12 months following the Issue Date a Conversion Notice is issued in accordance with this Debenture with respect to the conversion of part or all of the principal balance of the Advanced Funds, then the Company shall deliver to the Investor that number of Common Shares as is equal to 104% of the number of Common Shares issuable on the conversion as otherwise calculated in accordance with the provisions of this Debenture and the provisions of section 6.3 shall apply mutatis mutandis. Any fractions of a share resulting shall be rounded up to the next whole number.
7 GENERAL
7.1 Rank
This Debenture shall rank pari passu with all other debentures issued by the Companies on June 14, 2004.
7.2 Waiver or Modification
No failure on the part of the Investor in exercising any power or right hereunder will operate as a waiver of that power or right nor will any single or partial exercise of such right or power preclude any other right or power hereunder. No amendment, modification or waiver of any condition of this Debenture or consent to any departure by the Subsidiary or the Company therefrom will be effective unless it is in writing signed by the Investor. No notice to or demand on the Subsidiary or the Company will entitle the Subsidiary or the Company to any other further notice or demand in similar or other circumstances unless specifically provided for in this Debenture.

7.3 Borrower’s Waivers
The Companies hereby waive demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonour, bringing of suit and diligence in taking any action.
7.4 Time
Time is of the essence of this Debenture.
7.5 Further Assurances
The parties to this Debenture will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and filings as may be reasonably required for the purpose of giving effect to this Debenture.
7.6 Assignment
Neither the Investor nor the Companies may assign this Debenture or its interest herein or any part hereof except with the prior written consent of the other party hereto, such consent not to be unreasonably withheld, provided that the Investor shall be permitted to assign this Debenture and its interest hereunder to any affiliate as such term is defined in the Canada Business Corporations Act, as amended from time to time, without the consent of the Companies.
8 NOTICES
8.1 Any notice under this Debenture will be given in writing and may be sent by fax or may be delivered or mailed by prepaid post addressed to the party to which notice is to be given at the following address:
If to the Investor:

UOB CAPITAL INVESTMENTS PTE LTD
80 Raffles Place, UOB Plaza 2 #30-20
Singapore 048624

Attention: Terence Ong Sea Eng
Fax: 011-65-6538-2569

If to the Subsidiary:

WEX MEDICAL LIMITED
Unit A, 34/F, Manulife Tower,
169 Electric Road, North Point,
Hong Kong

Attention: Grace Leong
Fax: 011-582-2897-1966

If to the Company:

INTERNATIONAL WEX TECHNOLOGIES INC.
#2000 - 700 Hornby Street
Vancouver, British Columbia
V6Z 1S4

Attention: Donna Shum
Fax: 604-683-8868
8.2 If notice is sent by fax or is delivered, it will be deemed to have been given at the time of transmission or delivery.
8.3 If notice is mailed, it will be deemed to have been received seven days following the date of mailing of the notice.
8.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or before the time a notice is mailed the notice will be sent by fax or will be delivered.
9 AMENDMENTS
This Debenture may be amended, waived, discharged or terminated only by instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.
IN WITNESS WHEREOF the Investor and the Companies have executed and delivered this Debenture.

INTERNATIONAL WEX TECHNOLOGIES INC.

Per:	/s/ “John Olthoff”
Authorized Signatory

WEX MEDICAL LIMITED

Per:	/s/ “Frank Shum”
Authorized Signatory

APPENDIX I
CONVERSION NOTICE
ALL SHARE CERTIFICATES ISSUED PRIOR TO OCTOBER 15, 2004 MUST HAVE IMPRINTED ON THEIR FACE THE FOLLOWING:
“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE OCTOBER 15, 2004”
The undersigned holder of the within Debenture, hereby subscribes for                      common shares of International Wex Technologies Inc. (“Wex”) in conversion of US$                     of the Advanced Amount                      at a conversion price of Cdn$                     per common share in accordance with the conversion referred to in Part 6 of the Debenture according to the conditions thereof.
The undersigned hereby certifies that the undersigned is the original purchaser of the Debenture or a transferee with the consent of Wex, and (i) is not (and is not exercising the Debenture for the account or benefit of) a “U.S. Person” or a person in the United States, (ii) did not execute or deliver this Conversion Notice in the United States and (iii) has in all other aspects complied with the terms of Regulation S of the United States Securities Act of 1933, as amended (the “1933 Act”) or any successor rule or regulation of the United States Securities and Exchange Commission in effect.
DATED at                     , this                      day of                     , 200_.

Name of Debenture Holder

Authorized Signatory

Registration Instructions:	Delivery Instructions:

Name	Account reference, if applicable

Account reference, if applicable	Contact Name

Address	Address

(Telephone Number)

DEBENTURE
UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE OCTOBER 15, 2004.
THIS DEBENTURE AND THE COMMON SHARES INTO WHICH IT MAY BE CONVERTED HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS DEBENTURE AND THE COMMON SHARES INTO WHICH IT MAY BE CONVERTED MAY NOT BE SOLD OR CONVERTED IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS IT HAS BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE DEFINED BY REGULATION S UNDER THE 1933 ACT.
THIS DEBENTURE, dated for reference June 14, 2004 is made
BETWEEN:
UOB VENTURE TECHNOLOGY INVESTMENTS LTD
80 Raffles Place, UOB Plaza 2 #30-20, Singapore 048624
(“Investor”)
OF THE FIRST PART
AND:
INTERNATIONAL WEX TECHNOLOGIES INC.,
a corporation formed under the Canada Business Corporations Act and having an office at 2000, 777 Hornby Street, Vancouver, British Columbia, V6Z 1S4
(the “Company”)
OF THE SECOND PART
AND:
WEX MEDICAL LIMITED, a corporation formed under the laws of Hong Kong and having an office at Unit A, 34/F, Manulife Tower, 169 Electric Road, North Point, Hong Kong
(the “Subsidiary”)
OF THE THIRD PART
WHEREAS the Investor has provided financing to the Subsidiary in the principal sum of $1,500,000 pursuant to a subscription agreement among the Investor, the Company and the Subsidiary dated May 18, 2004;
AND WHEREAS the Subsidiary is wholly owned by the Company;

NOW THEREFORE THIS DEBENTURE WITNESSES that in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:
1      DEFINITIONS
Where used in this Debenture, the following words and phrases have the following meanings:
(a)	“Advanced Funds” means $1,500,000 advanced by the Investor to the Subsidiary pursuant to the Subscription Agreement,
(b)	“Debenture” means this Debenture and the schedules hereto, as at any time amended or modified and in effect,
(c)	“Business Day” means any day other than a Saturday or a Sunday on which Canadian chartered banks are open for business in Vancouver, British Columbia,
(d)	“Closing Date” means June 14, 2004,
(e)	“Common Shares” means the common shares in the capital of the Company as constituted as of the date hereof,
(f)	“Companies” means the Company and the Subsidiary,
(g)
“Conversion Price” means the price at which the Advanced Funds may be converted into Common Shares, being Cdn$5.00 per Common Share, subject to adjustment on the occurrence of certain events specified in Part 6 of this Debenture. For the purposes hereof, Advanced Funds shall be deemed to be converted from US currency into Canadian currency at the rate of US$1.00 = Cdn$1.3866,

(h)
“Current Market Price” at any date for Common Shares means the closing price per Common Share on the Exchange for that day (provided that if on that day no Closing Price per share is reported by the Exchange as there were no trades that day, the average of the reported closing bid and asked prices on the Exchange on such day will be deemed to be the closing price per share for such day),

(i)	“Event of Default” means any event specified in section 5.1,
(j)
“Exchange” means The Toronto Stock Exchange, so long as the common shares of the Company are listed on The Toronto Stock Exchange. If the common shares are not listed on either The Toronto Stock Exchange, it means whatever stock exchange, stock market or over the counter system on which the common shares of the Company trade in the greatest volume or, if such common shares are not traded on any over-the-counter market or stock exchange, then the current market value thereof, as it may be determined by the directors of the Company,

(k)	“Issue Date” means June 14, 2004,

(l)	“Maturity Date” means June 15, 2009,
(m)	“NMLP” means Nanning Maple Leaf Pharmaceutical Co. Ltd., a limited liability company under the laws of China and a subsidiary of the Company,
(n)	“Subscription Agreement” means the subscription agreement among the Investor, the Subsidiary and the Company dated May 18, 2004,
(o)	“subsidiary” includes all companies that are directly or indirectly controlled by the Company,
(p)	“Trading Day” with respect to the Exchange means a day on which such exchange is open for the transaction of business; and
(q)	“UOB Debentures” means this Debenture and the debentures issued to each of UOB Venture (Shenzhen) Limited and UOB Capital Investments Pte Ltd by the Companies dated for reference June 14, 2004.

2	INTERPRETATION
2.1	Governing Law
This agreement is governed by the laws of the Province of British Columbia and the parties attorn to the nonexclusive jurisdiction of the courts of British Columbia for the resolution of all disputes under this Debenture.
2.2	Severability
If any one or more of the provisions contained in this Debenture is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.
2.3	Parties In Interest
This Debenture enures to the benefit of and is binding on the parties hereto and their respective successors and permitted assigns.
2.4	Headings and Marginal References
The division of this Debenture into parts, sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Debenture.
2.5	Currency
Unless otherwise indicated, all statements of, or references to, dollar amounts in this Debenture refer to lawful currency of the United States.
2.6	Accounting Principles
Unless otherwise specified in this Debenture, all accounting terminology and calculations shall be made in accordance with Canadian generally accepted accounting principles, consistently applied, and all accounting calculations shall be made on a consolidated basis.
3	THE ADVANCED FUNDS
3.1	Repayment of the Advanced Funds
The Subsidiary promises to pay to the Investor the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, (together with accrued and unpaid interest) on or before the Maturity Date. Notwithstanding any other provision of this Debenture, in the event that the Subsidiary fails to repay the Advanced Funds in accordance with the foregoing, the Company promises to pay to the Investor the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, (together with accrued and unpaid interest) on or before the Maturity Date.

3.2	Evidence of Advanced Funds
The indebtedness of the Subsidiary to the Investor in respect of the Advanced Funds outstanding will be evidenced by this Debenture.
3.3	Interest
The Subsidiary will pay interest to the Investor both before as well as after default and maturity on the Advanced Funds from the date of disbursement, at the rate of 5.5% per annum calculated semi-annually not in advance and payable semi-annually. Interest will be paid in United States currency.
3.4	Timing of Interest Payments
The first semi-annual interest payment will be due and payable on the first day of October, 2004 and thereafter interest payments will be due and payable on the first day of each April and October (unless that day is not a Business Day in which case the payment will be made on the Business Day immediately preceding it) until all principal and interest has been repaid in full.
3.5	Reimbursement of Interest
In the event that there are any taxes imposed on the Investor in respect of interest accrued or paid on the Advanced Funds during the first 12 months following the Issue Date, the Subsidiary shall reimburse the Investor for all such taxes, provided that the maximum aggregate amount of reimbursement under all UOB Debentures shall be limited to 15% of the interest paid on all UOB Debentures. The reimbursement shall be paid by the Subsidiary in United States currency within 14 Business Days of receipt by the Subsidiary of a letter from the Investor (or its manager) certifying the tax rate on the interest paid or due during the applicable period, together with a calculation of the amount of tax payable.
4	COVENANTS OF THE BORROWER
4.1	Positive Covenants
The Subsidiary and the Company covenant and agree with the Investor that, at all times during the currency of this Debenture:
(a)	the Subsidiary will pay the principal sum, interest and all other monies required to be paid to the Investor pursuant to this Debenture in the manner set forth herein,
(b)	each of the Companies will duly observe and perform each and every of its covenants and agreements set forth in this Debenture and the Subscription Agreement,
(c)	each of the Companies will forthwith upon becoming aware of the occurrence of an Event of Default, provide the Investor with immediate notice thereof,
(d)
they will pay on demand any and all reasonable costs, charges and expenses, including any legal costs incurred by the Investor on the basis as between a solicitor and his own client, of and incidental to:

(i)	any matter which either of the Companies asks the Investor to consider in connection with this Debenture after the grant of this Debenture,
(ii)	the Investor’s performance of any covenant in this Debenture,

(iii)	any default by either of the Companies, and
(iv)	any steps or proceedings taken under this Debenture or otherwise by reason of non-payment or procuring payment of the monies payable under this Debenture, and all such costs, charges and expenses will bear interest at the rate aforesaid from the date of the Investor incurring or being charged the same,
(e)
the Subsidiary will pay all reasonable expenses of any nominee of the Investor appointed or elected to the board of directors of NMLP reasonably incurred in attending at meetings of the board of directors or any committees thereof, provided NMLP fails to otherwise pay such expenses,

(f)
in the event the Investor elects at any time not to have a nominee on the board of directors of NMLP, the Company shall cause NMLP to give notice to the Investor of all meetings of the board of directors of NMLP to permit a representative of the Investor to attend any Board meetings of NMLP as an observer. The reasonable expenses of the observer will be paid in the same manner as the expenses of the Investor’s nominee on the board of directors of NMLP,

(g)
they will, if so requested by the Investor, take all necessary steps to indemnify the Investor’s nominee director in accordance with the provisions of the laws of China and the constating documents of NMLP,

(h)
they will, mail quarterly unaudited consolidated financial statements of the Company and quarterly unaudited financial statements of each of the Subsidiary and NMLP to the Investor within 45 days after the end of each fiscal quarter,

(i)
they will, mail annual audited consolidated financial statements of the Company and annual audited financial statements of each of the Subsidiary and NMLP to the Investor within 90 days of the end of each fiscal year,

(j)	they will, mail copies of all reports, financial statements and any other documents sent to the Company’s shareholders to the Investor on a timely basis,
(k)	they will, mail a copy of the annual budget, together with management’s discussion and analysis for NMLP, within 15 days of approval by the board of directors of NMLP,
(l)	they will, provide any other financial information relating to the Companies and NMLP reasonably requested by the Investor,
(m)
they will promptly inform the Investor of the full particulars if a material change (actual, anticipated or threatened) or any change in a material fact occurs in the affairs of the Company or any of its subsidiaries,

(n)	each of the Companies and NMLP will maintain proper records and books of account,

(o)	each of the Companies and NMLP will maintain its corporate existence,

(p)
the Company and each of its subsidiaries will, keep in good standing all requisite licences, approvals, consents and authorizations necessary to enable the Company and its subsidiaries to conduct operations,

(q)	they will promptly provide the Investor with written notice of material litigation, and

(r)	the Subsidiary will apply the Advanced Funds to general working capital for the Subsidiary and to advance the interests of the Subsidiary and its affiliates in Asia.
4.2	Negative Covenants
The Company covenants and agrees with the Investor that, at all times during the currency of this Debenture, unless it has received the prior written consent of the Investor to do so (such consent to be in the Investor’s sole and unfettered discretion but not to be unreasonably withheld), it will not:
(a)	permit the Subsidiary or NMLP to issue any securities, other than to the Company,

(b)	permit the Subsidiary or NMLP to borrow any money for a term of more than 12 months,

(c)	and will not permit the Subsidiary or NMLP to sell, lease, assign, transfer or otherwise dispose of all or substantially all of its assets,

(d)	and will not permit the Subsidiary or NMLP to redeem or repurchase shares, pay or declare dividends (or any other return of capital),

(e)	and will not permit any subsidiary to utilize any Advanced Funds to purchase or acquire the securities of any person, pay dividends or return capital to its shareholders,

(f)	and will not permit the Subsidiary or NMLP to guarantee debt, except for the debt of its subsidiaries,

(g)	and will not permit the Subsidiary or NMLP to enter into any corporate reorganization or amalgamation,

(h)
and will not permit the Subsidiary or NMLP to, enter into any partnership, joint venture or similar agreement or arrangement, other than in the ordinary course of business or in connection with a corporate reorganization,

(i)
and will not permit any subsidiary to, dispose of or allow to lapse any intellectual property rights necessary to enable the Company and its subsidiaries to conduct operations, other than in the ordinary course of business or in connection with a corporate reorganization,

(j)	and will not permit the Subsidiary or NMLP to, grant a security interest in its assets, other than in the ordinary course of business,

(k)	and will not permit the Subsidiary or NMLP to, amend its constating documents, or

(l)	allow any of the outstanding securities of the Subsidiary or NMLP to be pledged or transferred.

5	EVENT OF DEFAULT

5.1	Definition of Event of Default
The principal balance of the Advanced Funds, costs and any other money owing to the Investor under this Debenture will immediately become payable unless otherwise waived in writing by the Investor, in any of the following events (each an “Event of Default”):
(a)	if the Subsidiary fails to pay within ten days of the due date thereof any payments due under this Debenture,

(b)
subject to the ten day grace period with respect to payments described in subsection 5.1 (a) hereof, if the Subsidiary or Company fails to observe or perform any of the covenants in this Debenture or the Subscription Agreement on its part to be observed and performed,

(c)
if the present nominee of the Investor on the board of directors of NMLP ceases to be a director of NMLP for any reason and a replacement nominee of the Investor acceptable to the Company, acting reasonably, is not appointed or elected to the board of directors of NMLP within 30 days if the Investor so requests,

(d)	if the board of directors of NMLP fails to meet (either in person or by telephone) at least two times each fiscal year,

(e)
if there is a change in the majority shareholding of the Subsidiary or NMLP, and for greater certainty there shall be deemed to be no change in the majority shareholding of an entity if the indirect ownership of such entity remains unchanged,

(f)
if the board of directors of the Subsidiary or NMLP, subject to any restrictions contained in this Debenture or the Subscription Agreement fails in each fiscal year to approve a budget for the forthcoming fiscal year,

(g)	if there is any breach, default or event of default under the Subscription Agreement or this Debenture,

(h)	if there is a sale of substantially all of the assets or business of the Company, the Subsidiary or NMLP, or

(i)	if any of the representations and warranties in the Subscription Agreement are or become not true.
5.2	Rights and Remedies of the Investor
Upon the occurrence of an Event of Default and at any time thereafter, the Investor may exercise any or all rights and remedies available to the Investor whether available under this Debenture or available at law or in equity.
5.3	Overdue Payments
In addition to and without restricting the Investor’s other rights or remedies under this Debenture or available at law or in equity, in the event of an Event of Default under section 5.1(a) with respect to the non-payment of interest, the Subsidiary shall pay to the Investor an additional amount equal to 2% per month (24% per year) of the overdue interest amount until the overdue interest amount is paid full, unless the Investor waives the payment of any such amount. The additional amount shall be payable on demand in cash, or at the election of the Investor, in fully paid non-assessable Common Shares in the capital of the Company. If the Investor elects to be paid in Common Shares in the capital of the Company, the additional amount together with accrued and unpaid interest shall be converted into Common Shares at the lowest conversion price as is then acceptable to the Exchange and the Company agrees to use all reasonable commercial efforts to obtain the approval of such conversion price from the Exchange upon being notified by the Investor of such election.

6	CONVERSION OF THE ADVANCED FUNDS

6.1	Conversion at Investor’s Option
At the option of the Investor, at any time or times, whether before or after the occurrence of a Event of Default, the principal balance of the Advanced Funds may be converted in whole or in part into fully-paid and non-assessable Common Shares in the capital of the Company at the Conversion Price. Any partial conversion of the Advanced Funds shall be in multiples of $25,000. The Investor shall advise the Company by notice in writing in the form attached as Appendix I of the principal amount that it wishes to convert (“Conversion Notice”) and the date of such conversion shall be the date of the Conversion Notice. In the case of a conversion of less than all of the principal amount outstanding of the Advanced Funds, the Companies shall deliver to the Investor, against receipt of this Debenture for cancellation, a replacement debenture in the same form as this Debenture in respect of the principal balance of the Advanced Funds remaining outstanding.
6.2	Automatic Conversion
In the event that the Current Market Price on ten consecutive Trading Days is at least equal to 1.5 times the then applicable Conversion Price, the Company may deliver written notice to the Investor specifying the date of conversion (“Conversion Notice”). On the specified date of conversion the principal balance of the Advanced Funds outstanding will be automatically converted into Common Shares at the then applicable Conversion Price. Upon receipt of the Conversion Notice the Investor will send the Debenture to the Company for cancellation.
6.3	Process on Giving Notice of Conversion
Upon the Company or the Investor, as the case may be, giving a Conversion Notice as described in sections 6.1 or 6.2, and subject to section 6.7, the Investor shall be entitled to be entered in the books of the Company as at the date of conversion as the holder of the number of Common Shares into which such portion of the Advanced Funds then outstanding has been converted and, within seven business days of the date of the Conversion Notice, the Company shall deliver to the Investor a certificate or certificates representing the Investor’s holdings of the Common Shares. Any interest accruing to the date of conversion on the portion of the Advanced Funds shall be paid by the Subsidiary to the Investor forthwith after the giving of the Conversion Notice.
6.4	Adjustment of Conversion Price
(a)
The Conversion Price (and the number of Common Shares issuable upon exercise of the conversion rights and obligations set forth in section 6.1 and 6.2) is subject to adjustment from time to time in the events and in the manner provided as follows:

(b)
If and whenever at any time after the date hereof and prior to the repayment of the Advanced Funds and all accrued interest and/or conversion thereof into Common Shares (the “Expiry Date”), the Company:

(i)
issues to all or substantially all the holders of Common Shares by way of a stock dividend or otherwise Common Shares or securities exchangeable for or convertible into Common Shares other than a dividend paid in the ordinary course, or

(ii)	subdivides its outstanding Common Shares into a greater number of shares, or

(iii)	consolidates or combines its outstanding Common Shares into a smaller number of shares,

(any of such events being called a “Common Share Reorganization”), then the Conversion Price will be adjusted effective immediately after the effective date or record date for the happening of a Common Share Reorganization, as the case may be, at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization, by multiplying the Conversion Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which is the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which is the number of common shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into common shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on such effective date or record date).
If and whenever at any time after the date hereof and prior to the Expiry Date, the Company fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Common Shares under which such holders are entitled to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares, where
(c)
the right to subscribe for or purchase Common Shares, or the right to exchange securities for or convert securities into Common Shares expires not more than 45 days after the date of such issue (the period from the record date to the date of expiry being in this section 6.4 called the “Rights Period”), and

(d)
the cost per Common Share during the Rights Period (inclusive of any cost or acquisition of securities exchangeable for or convertible into Common Shares in addition to any direct cost of Common Shares) (in this section 6.4 called the “Per Share Cost”) is less than 95% of the Current Market Price of the Common Shares on the record date,

(any of such events being called a “Rights Offering”), then the Conversion Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:
(e)	the numerator of which is the aggregate of:
(i)	the number of Common Shares outstanding as of the record date for the Rights Offering, and

(ii)	a number determined by dividing the product of the Per Share Cost and:
A.
where the event giving rise to the application of this paragraph (ii) was the issue of rights, option or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase additional Common Shares, the number of Common Shares so subscribed for or purchased during the Rights Period, or

B.
where the event giving rise to the application of this paragraph (ii) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Common Shares, the number of Common Shares for which those securities could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Common Shares as of the record date for the Rights Offering, and

(f)	the denominator of which is
(i)	in the case described in subparagraph (e)(ii)(A), the number of Common Shares outstanding, or

(ii)	in the case described in subparagraph (e)(ii)(B), the number of Common Shares that would be outstanding if all the Common Shares described in subparagraph (e)(ii)(B) had been issued, as at the end of the Rights Period.
Any Common Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.
If pursuant to section 6.1 the Investor has given notice to convert or if pursuant to section 6.2 the Company has requested the Investor to convert during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period the Investor will, in addition to the Common Shares to which it is otherwise entitled upon such conversion in accordance with sections 6.1 and 6.2, be entitled to that number of additional Common Shares which, when added to the number of Common Shares to which that holder is entitled upon such conversion, equals the number of Common Shares to which the Investor would have been entitled on exercise if the conversion notice had been given after the adjustment of the Conversion Price immediately after the end of the Rights Period. Such additional Common Shares will be deemed to have been issued to the Investor immediately following the end of the Rights Period and a certificate for such additional Common Shares will be delivered to such holder within ten Business Days following the end of the Rights Period.
If and whenever at any time after the date hereof and prior to the Expiry Date, the Company fixes a record date for the issue or the distribution to the holders of all or substantially all its Common Shares:
(g)	shares of the Company of any class other than Common Shares,

(h)
rights, options or warrants to acquire shares or securities exchangeable for or convertible into shares or property or other assets of the Company (other than rights, options or warrants to purchase Common Shares exercisable within 45 days of the record date at a price per Common Share equal to or greater than 95% of the then Current Market Price),

(i)	evidences of indebtedness, or

(j)	any property or other assets

and if such issuance or distribution does not constitute a Common Share Reorganization or a Rights Offering or dividend paid in the ordinary course (any of such non-excluded events being called a “Special Distribution”), the Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price effect on such record date by a fraction:
(k)	the numerator of which is:
(i)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, less

(ii)
the amount by which the aggregate fair market value (as determined by action by the directors of the Company) to the holders of the Common Shares of such securities or property or other assets so issued or distributed in the Special Distribution exceeds the fair market value (as determined by action of the directors of the Company) of the consideration, if any, received therefor by the Company, and

(l)	the denominator of which is the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date.
Any Common Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.
If and whenever at any time after the date hereof and prior to the Expiry Date, there is a reclassification of the Common Shares outstanding at any time or change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation, reverse take-over or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), and notice to convert is given after the effective date of such Capital Reorganization, the Investor will be entitled to receive, and must accept for the same aggregate consideration in lieu of the number of Common Shares to which it was theretofore entitled upon such subscription, the aggregate number of shares, other securities or other property which it would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, it had been the registered holder of the number of Common Shares to which such holder was theretofore if conversion had occurred on that date. Appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this section 6.4 with respect to the rights and interests thereafter of holders of Debentures to the end that the provisions set forth in this section 6.4 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares thereafter deliverable upon conversion. Any such adjustment must be made by and set forth in an agreement supplemental hereto. As a condition precedent to taking any action that would constitute a Capital Reorganization, the Company will take all action necessary, in the opinion of counsel, in order that the provisions of this section be effected.
If and whenever at any time after the date hereof and prior to the Expiry Date any adjustment in the Conversion Price occurs as a result of
(m)	a Common Share Reorganization,

(n)	the fixing by the Company of a record date for a Rights Offering, or

(o)
the fixing by the Company of a record date for the issue or distribution to the holders of all or substantially all its outstanding Common Shares of (A) Common Shares, (B) securities exchangeable for or convertible into Common Shares at an exchange or conversion price per Common Share less than the Current Market Price on such record date or (C) rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at an exchange or conversion price per Common Share less than the Current Market Price on such record date, then the number of Common Shares issuable upon conversion will be adjusted contemporaneously with the adjustment of the Conversion Price by multiplying the number of Common Shares theretofore issuable on the exercise thereof immediately prior to such adjustment by a fraction the numerator of which is the Conversion Price in effect immediately prior to such adjustment and the denominator of which is the Conversion Price resulting from such adjustment.

To the extent that any adjustment in subscription rights occurs pursuant to this section 6.4 as a result of a distribution of exchangeable or convertible securities, rights, options or warrants, or as a result of the fixing by the Company of a record date for the distribution of any such securities, the number of Common Shares issuable upon conversion will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Common Shares which would be issuable or purchasable based upon the number of Common Shares actually issued and remaining issuable immediately after such expiration, and will be further readjusted in such manner upon expiration of any further such right.
6.5	Additional Adjustments
If by the terms of the rights, options or warrants referred to in section 6.4, there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of
(a)	the lowest purchase, conversion or exchange price per Common Share, as the case may be, if such price is applicable to all Common Shares which are subject to the rights, options or warrants, and

(b)	the average purchase, conversion or exchange price per Common Share, as the case may be, if the applicable price is determined by reference to the number of Common Shares acquired.
To the extent that any adjustment in the Conversion Price occurs pursuant to section 6.4 as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants, the Conversion Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Conversion Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.
No adjustment in the Conversion Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Conversion Price and no adjustment will be made in the number of Common Shares issuable upon conversion unless it would result in a change of at least one one-hundredth of a Common Share, provided, however,’ that any adjustments which, except for the provisions of this section, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment.
If at any time a dispute arises with respect to adjustments provided for in section 6.4, such dispute will be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Company and any such determination will be binding upon the Company and the Investor and the Company will provide such auditors or accountants with access to all necessary records of the Company.
If the Company sets a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan to pay or deliver such dividend or distribution or take such other act only then no adjustment in the Conversion Price or the number of Common Shares issuable upon conversion will be required by reason of the setting of such record date.

In the absence of a resolution of the directors of the Company fixing a record date for a Special Distribution or Rights Offering, the Company will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.
As a condition precedent to the taking of any action which would require any adjustment in respect of conversion, including the Conversion Price and the number of class of shares or other securities which are to be received upon conversion, the Company must take any corporate action which may be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the Investor are entitled to receive on conversion in accordance with the provisions thereof.
6.6	Acknowledgement
The investor acknowledges that this Debenture and any Common Shares which may be issued on the conversion of this Debenture have not been registered under the United States Securities Act of 1993, as amended (the “1933 Act”) or the securities laws of any state of the United States and this Debentures may not be transferred to or converted in the United States or by or on behalf of any U.S. Person unless such securities are registered under the 1933 Act and applicable State securities laws or unless an exemption from registration is available.
6.7	Bonus
If during the first 12 months following the Issue Date a Conversion Notice is issued in accordance with this Debenture with respect to the conversion of part or all of the principal balance of the Advanced Funds, then the Company shall deliver to the Investor that number of Common Shares as is equal to 104% of the number of Common Shares issuable on the conversion as otherwise calculated in accordance with the provisions of this Debenture and the provisions of section 6.3 shall apply mutatis mutandis. Any fractions of a share resulting shall be rounded up to the next whole number.
7	GENERAL

7.1	Rank
This Debenture shall rank pari passu with all other debentures issued by the Companies on June 14, 2004.
7.2	Waiver or Modification
No failure on the part of the Investor in exercising any power or right hereunder will operate as a waiver of that power or right nor will any single or partial exercise of such right or power preclude any other right or power hereunder. No amendment, modification or waiver of any condition of this Debenture or consent to any departure by the Subsidiary or the Company therefrom will be effective unless it is in writing signed by the Investor. No notice to or demand on the Subsidiary or the Company will entitle the Subsidiary or the Company to any other further notice or demand in similar or other circumstances unless specifically provided for in this Debenture.

7.3	Borrower’s Waivers
The Companies hereby waive demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonour, bringing of suit and diligence in taking any action.
7.4	Time

Time is of the essence of this Debenture.

7.5	Further Assurances
The parties to this Debenture will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and filings as may be reasonably required for the purpose of giving effect to this Debenture.
7.6	Assignment
Neither the Investor nor the Companies may assign this Debenture or its interest herein or any part hereof except with the prior written consent of the other party hereto, such consent not to be unreasonably withheld, provided that the Investor shall be permitted to assign this Debenture and its interest hereunder to any affiliate as such term is defined in the Canada Business Corporations Act, as amended from time to time, without the consent of the Companies.
8	NOTICES

8.1
Any notice under this Debenture will be given in writing and may be sent by fax or may be delivered or mailed by prepaid post addressed to the party to which notice is to be given at the following address:

If to the Investor:
UOB VENTURE TECHNOLOGY INVESTMENTS LTD
80 Raffles Place, UOB Plaza 2 #30-20
Singapore 048624
Attention:       Quek Cher Teck
Fax:                011-65-6538-2569
If to the Subsidiary:
WEX MEDICAL LIMITED
Unit A, 34/F, Manulife Tower,
169 Electric Road, North Point,
Hong Kong
Attention:       Grace Leong
Fax:                011-582-2897-1966
If to the Company:
INTERNATIONAL WEX TECHNOLOGIES INC.
#2000 — 700 Hornby Street
Vancouver, British Columbia
V6Z 1S4
Attention:       Donna Shum
Fax:                604-683-8868

8.2	If notice is sent by fax or is delivered, it will be deemed to have been given at the time of transmission or delivery.
8.3	If notice is mailed, it will be deemed to have been received seven days following the date of mailing of the notice.
8.4	If there is an interruption in normal mail service due to strike, labour unrest or other cause at or before the time a notice is mailed the notice will be sent by fax or will be delivered.
9	AMENDMENTS
This Debenture may be amended, waived, discharged or terminated only by instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.
IN WITNESS WHEREOF the Investor and the Companies have executed and delivered this Debenture.

INTERNATIONAL WEX TECHNOLOGIES INC.

Per:	/s/ “John Olthoff”
Authorized Signatory

WEX MEDICAL LIMITED

Per:	/s/ “Frank Shum”
Authorized Signatory

APPENDIX I
CONVERSION NOTICE
ALL SHARE CERTIFICATES ISSUED PRIOR TO October 15, 2004 MUST HAVE IMPRINTED ON THEIR FACE THE FOLLOWING:
“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE OCTOBER 15, 2004”
The undersigned holder of the within Debenture, hereby subscribes for                      common shares of International Wex Technologies Inc. (“Wex”) in conversion of US$                      of the Advanced Amount                      at a conversion price of Cdn$                      per common share in accordance with the conversion referred to in Part 6 of the Debenture according to the conditions thereof.
The undersigned hereby certifies that the undersigned is the original purchaser of the Debenture or a transferee with the consent of Wex, and (i) is not (and is not exercising the Debenture for the account or benefit of) a “U.S. Person” or a person in the United States, (ii) did not execute or deliver this Conversion Notice in the United States and (iii) has in all other aspects complied with the terms of Regulation S of the United States Securities Act of 1933, as amended (the “1933 Act”) or any successor rule or regulation of the United States Securities and Exchange Commission in effect.
DATED at                                           , this                       day of                                            , 200                     .

Name of Debenture Holder

Authorized Signatory

Registration Instructions:	Delivery Instructions:

Name	Account reference, if applicable

Account reference, if applicable	Contact Name

Address	Address

(Telephone Number)

DEBENTURE
UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE OCTOBER 15, 2004.
THIS DEBENTURE AND THE COMMON SHARES INTO WHICH IT MAY BE CONVERTED HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS DEBENTURE AND THE COMMON SHARES INTO WHICH IT MAY BE CONVERTED MAY NOT BE SOLD OR CONVERTED IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS IT HAS BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE DEFINED BY REGULATION S UNDER THE 1933 ACT.
THIS DEBENTURE, dated for reference June 14, 2004 is made

BETWEEN:
UOB VENTURE (SHENZHEN) LIMITED 608, St James Court, St Denis Street, Port Louis, Mauritius

(“Investor”)
OF THE FIRST PART
AND:

INTERNATIONAL WEX TECHNOLOGIES INC., a corporation formed under the Canada Business Corporations Act and having an office at 2000, 777 Hornby Street, Vancouver, British Columbia, V6Z 1S4

(the “Company”)
OF THE SECOND PART
AND:

WEX MEDICAL LIMITED, a corporation formed under the laws of Hong Kong and having an office at Unit A, 34/F, Manulife Tower, 169 Electric Road, North Point, Hong Kong

(the “Subsidiary”)
OF THE THIRD PART
WHEREAS the Investor has provided financing to the Subsidiary in the principal sum of $2,100,000 pursuant to a subscription agreement among the Investor, the Company and the Subsidiary dated May 18, 2004;
AND WHEREAS the Subsidiary is wholly owned by the Company;

NOW THEREFORE THIS DEBENTURE WITNESSES that in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:
1 DEFINITIONS
Where used in this Debenture, the following words and phrases have the following meanings:
(a)	“Advanced Funds” means $2,100,000 advanced by the Investor to the Subsidiary pursuant to the Subscription Agreement,

(b)	“Debenture” means this Debenture and the schedules hereto, as at any time amended or modified and in effect,

(c)	“Business Day” means any day other than a Saturday or a Sunday on which Canadian chartered banks are open for business in Vancouver, British Columbia,

(d)	“Closing Date” means June 14, 2004,

(e)	“Common Shares” means the common shares in the capital of the Company as constituted as of the date hereof,

(f)	“Companies” means the Company and the Subsidiary,

(g)
“Conversion Price” means the price at which the Advanced Funds may be converted into Common Shares, being Cdn$5.00 per Common Share, subject to adjustment on the occurrence of certain events specified in Part 6 of this Debenture. For the purposes hereof, Advanced Funds shall be deemed to be converted from US currency into Canadian currency at the rate of US$1.00 = Cdn$1.3866,

(h)
“Current Market Price” at any date for Common Shares means the closing price per Common Share on the Exchange for that day (provided that if on that day no Closing Price per share is reported by the Exchange as there were no trades that day, the average of the reported closing bid and asked prices on the Exchange on such day will be deemed to be the closing price per share for such day),

(i)	“Event of Default” means any event specified in section 5.1,

(j)
“Exchange” means The Toronto Stock Exchange, so long as the common shares of the Company are listed on The Toronto Stock Exchange. If the common shares are not listed on either The Toronto Stock Exchange, it means whatever stock exchange, stock market or over the counter system on which the common shares of the Company trade in the greatest volume or, if such common shares are not traded on any over-the-counter market or stock exchange, then the current market value thereof, as it may be determined by the directors of the Company,

(k)	“Issue Date” means June 14, 2004,

(l)	“Maturity Date” means June 15, 2009,

(m)	“NMLP” means Nanning Maple Leaf Pharmaceutical Co. Ltd., a limited liability company under the laws of China and a subsidiary of the Company,

(n)	“Subscription Agreement” means the subscription agreement among the Investor, the Subsidiary and the Company dated May 18, 2004,

(o)	“subsidiary” includes all companies that are directly or indirectly controlled by the Company,

(p)	“Trading Day” with respect to the Exchange means a day on which such exchange is open for the transaction of business; and

(q)
“UOB Debentures” means this Debenture and the debentures issued to each of UOB Capital Investments Pte Ltd and UOB Venture Technology Investments Ltd by the Companies dated for reference June 14, 2004.

2 INTERPRETATION
2.1 Governing Law
This agreement is governed by the laws of the Province of British Columbia and the parties attorn to the nonexclusive jurisdiction of the courts of British Columbia for the resolution of all disputes under this Debenture.
2.2 Severability
If any one or more of the provisions contained in this Debenture is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.
2.3 Parties In Interest
This Debenture enures to the benefit of and is binding on the parties hereto and their respective successors and permitted assigns.
2.4 Headings and Marginal References
The division of this Debenture into parts, sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Debenture.
2.5 Currency
Unless otherwise indicated, all statements of, or references to, dollar amounts in this Debenture refer to lawful currency of the United States.
2.6 Accounting Principles
Unless otherwise specified in this Debenture, all accounting terminology and calculations shall be made in accordance with Canadian generally accepted accounting principles, consistently applied, and all accounting calculations shall be made on a consolidated basis.
3 THE ADVANCED FUNDS
3.1 Repayment of the Advanced Funds
The Subsidiary promises to pay to the Investor the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, (together with accrued and unpaid interest) on or before the Maturity Date, Notwithstanding any other provision of this Debenture, in the event that the Subsidiary fails to repay the Advanced Funds in accordance with the foregoing, the Company promises to pay to the Investor the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, (together with accrued and unpaid interest) on or before the Maturity Date.

3.2 Evidence of Advanced Funds
The indebtedness of the Subsidiary to the Investor in respect of the Advanced Funds outstanding will be evidenced by this Debenture.
3.3 Interest
The Subsidiary will pay interest to the Investor both before as well as after default and maturity on the Advanced Funds from the date of disbursement, at the rate of 5.5% per annum calculated semi-annually not in advance and payable semi-annually. Interest will be paid in United States currency.
3.4 Timing of Interest Payments
The first semi-annual interest payment will be due and payable on the first day of October, 2004 and thereafter interest payments will be due and payable on the first day of each April and October (unless that day is not a Business Day in which case the payment will be made on the Business Day immediately preceding it) until all principal and interest has been repaid in full.
3.5 Reimbursement of Interest
In the event that there are any taxes imposed on the Investor in respect of interest accrued or paid on the Advanced Funds during the first 12 months following the Issue Date, the Subsidiary shall reimburse the Investor for all such taxes, provided that the maximum aggregate amount of reimbursement under all UOB Debentures shall be limited to 15% of the interest paid on all UOB Debentures. The reimbursement shall be paid by the Subsidiary in United States currency within 14 Business Days of receipt by the Subsidiary of a letter from the Investor (or its manager) certifying the tax rate on the interest paid or due during the applicable period, together with a calculation of the amount of tax payable.
4 COVENANTS OF THE BORROWER
4.1 Positive Covenants
The Subsidiary and the Company covenant and agree with the Investor that, at all times during the currency of this Debenture:
(a)	the Subsidiary will pay the principal sum, interest and all other monies required to be paid to the Investor pursuant to this Debenture in the manner set forth herein,

(b)	each of the Companies will duly observe and perform each and every of its covenants and agreements set forth in this Debenture and the Subscription Agreement,

(c)	each of the Companies will forthwith upon becoming aware of the occurrence of an Event of Default, provide the Investor with immediate notice thereof,

(d)
they will pay on demand any and all reasonable costs, charges and expenses, including any legal costs incurred by the Investor on the basis as between a solicitor and his own client, of and incidental to:

(i)	any matter which either of the Companies asks the Investor to consider in connection with this Debenture after the grant of this Debenture,

(ii)	the Investor’s performance of any covenant in this Debenture,

(iii)	any default by either of the Companies, and

(iv)	any steps or proceedings taken under this Debenture or otherwise by reason of non-payment or procuring payment of the monies payable under this Debenture, and all such costs, charges and expenses will bear interest at the rate aforesaid from the date of the Investor incurring or being charged the same,

(e)
the Subsidiary will pay all reasonable expenses of any nominee of the Investor appointed or elected to the board of directors of NMLP reasonably incurred in attending at meetings of the board of directors or any committees thereof, provided NMLP fails to otherwise pay such expenses,

(f)
in the event the Investor elects at any time not to have a nominee on the board of directors of NMLP, the Company shall cause NMLP to give notice to the Investor of all meetings of the board of directors of NMLP to permit a representative of the Investor to attend any Board meetings of NMLP as an observer. The reasonable expenses of the observer will be paid in the same manner as the expenses of the Investor’s nominee on the board of directors of NMLP,

(g)
they will, if so requested by the Investor, take all necessary steps to indemnify the Investor’s nominee director in accordance with the provisions of the laws of China and the constating documents of NMLP,

(h)
they will, mail quarterly unaudited consolidated financial statements of the Company and quarterly unaudited financial statements of each of the Subsidiary and NMLP to the Investor within 45 days after the end of each fiscal quarter,

(i)
they will, mail annual audited consolidated financial statements of the Company and annual audited financial statements of each of the Subsidiary and NMLP to the Investor within 90 days of the end of each fiscal year,

(j)	they will, mail copies of all reports, financial statements and any other documents sent to the Company’s shareholders to the Investor on a timely basis,

(k)	they will, mail a copy of the annual budget, together with management’s discussion and analysis for NMLP, within 15 days of approval by the board of directors of NMLP,

(l)	they will, provide any other financial information relating to the Companies and NMLP reasonably requested by the Investor,

(m)
they will promptly inform the Investor of the full particulars if a material change (actual, anticipated or threatened) or any change in a material fact occurs in the affairs of the Company or any of its subsidiaries,

(n)	each of the Companies and NMLP will maintain proper records and books of account,

(o)	each of the Companies and NMLP will maintain its corporate existence,

(p)
the Company and each of its subsidiaries will, keep in good standing all requisite licences, approvals, consents and authorizations necessary to enable the Company and its subsidiaries to conduct operations,

(q)	they will promptly provide the Investor with written notice of material litigation, and

(r)	the Subsidiary will apply the Advanced Funds to general working capital for the Subsidiary and to advance the interests of the Subsidiary and its affiliates in Asia.
4.2 Negative Covenants
The Company covenants and agrees with the Investor that, at all times during the currency of this Debenture, unless it has received the prior written consent of the Investor to do so (such consent to be in the Investor’s sole and unfettered discretion but not to be unreasonably withheld), it will not:
(a)	permit the Subsidiary or NMLP to issue any securities, other than to the Company,

(b)	permit the Subsidiary or NMLP to borrow any money for a term of more than 12 months,

(c)	and will not permit the Subsidiary or NMLP to sell, lease, assign, transfer or otherwise dispose of all or substantially all of its assets,

(d)	and will not permit the Subsidiary or NMLP to redeem or repurchase shares, pay or declare dividends (or any other return of capital),

(e)	and will not permit any subsidiary to utilize any Advanced Funds to purchase or acquire the securities of any person, pay dividends or return capital to its shareholders,

(f)	and will not permit the Subsidiary or NMLP to guarantee debt, except for the debt of its subsidiaries,

(g)	and will not permit the Subsidiary or NMLP to enter into any corporate reorganization or amalgamation,

(h)
and will not permit the Subsidiary or NMLP to, enter into any partnership, joint venture or similar agreement or arrangement, other than in the ordinary course of business or in connection with a corporate reorganization,

(i)
and will not permit any subsidiary to, dispose of or allow to lapse any intellectual property rights necessary to enable the Company and its subsidiaries to conduct operations, other than in the ordinary course of business or in connection with a corporate reorganization,

(j)	and will not permit the Subsidiary or NMLP to, grant a security interest in its assets, other than in the ordinary course of business,

(k)	and will not permit the Subsidiary or NMLP to, amend its constating documents, or

(l)	allow any of the outstanding securities of the Subsidiary or NMLP to be pledged or transferred.

5 EVENT OF DEFAULT
5.1 Definition of Event of Default
The principal balance of the Advanced Funds, costs and any other money owing to the Investor under this Debenture will immediately become payable unless otherwise waived in writing by the Investor, in any of the following events (each an “Event of Default”):
(a)	if the Subsidiary fails to pay within ten days of the due date thereof any payments due under this Debenture,

(b)
subject to the ten day grace period with respect to payments described in subsection 5.1 (a) hereof, if the Subsidiary or Company fails to observe or perform any of the covenants in this Debenture or the Subscription Agreement on its part to be observed and performed,

(c)
if the present nominee of the Investor on the board of directors of NMLP ceases to be a director of NMLP for any reason and a replacement nominee of the Investor acceptable to the Company, acting reasonably, is not appointed or elected to the board of directors of NMLP within 30 days if the Investor so requests,

(d)	if the board of directors of NMLP fails to meet (either in person or by telephone) at least two times each fiscal year,

(e)
if there is a change in the majority shareholding of the Subsidiary or NMLP, and for greater certainty there shall be deemed to be no change in the majority shareholding of an entity if the indirect ownership of such entity remains unchanged,

(f)
if the board of directors of the Subsidiary or NMLP, subject to any restrictions contained in this Debenture or the Subscription Agreement fails in each fiscal year to approve a budget for the forthcoming fiscal year,

(g)	if there is any breach, default or event of default under the Subscription Agreement or this Debenture,

(h)	if there is a sale of substantially all of the assets or business of the Company, the Subsidiary or NMLP, or

(i)	if any of the representations and warranties in the Subscription Agreement are or become not true.
5.2 Rights and Remedies of the Investor
Upon the occurrence of an Event of Default and at any time thereafter, the Investor may exercise any or all rights and remedies available to the Investor whether available under this Debenture or available at law or in equity.
5.3 Overdue Payments
In addition to and without restricting the Investor’s other rights or remedies under this Debenture or available at law or in equity, in the event of an Event of Default under section 5.1(a) with respect to the non-payment of interest, the Subsidiary shall pay to the Investor an additional amount equal to 2% per month (24% per year) of the overdue interest amount until the overdue interest amount is paid full, unless the Investor waives the payment of any such amount. The additional amount shall be payable on demand in cash, or at the election of the Investor, in fully paid non-assessable Common Shares in the capital of the Company. If the Investor elects to be paid in Common Shares in the capital of the Company, the additional amount together with accrued and unpaid interest shall be converted into Common Shares at the lowest conversion price as is then acceptable to the Exchange and the Company agrees to use all reasonable commercial efforts to obtain the approval of such conversion price from the Exchange upon being notified by the Investor of such election.

6 CONVERSION OF THE ADVANCED FUNDS
6.1 Conversion at Investor’s Option
At the option of the Investor, at any time or times, whether before or after the occurrence of a Event of Default, the principal balance of the Advanced Funds may be converted in whole or in part into fully-paid and non-assessable Common Shares in the capital of the Company at the Conversion Price. Any partial conversion of the Advanced Funds shall be in multiples of $25,000. The Investor shall advise the Company by notice in writing in the form attached as Appendix I of the principal amount that it wishes to convert (“Conversion Notice”) and the date of such conversion shall be the date of the Conversion Notice. In the case of a conversion of less than all of the principal amount outstanding of the Advanced Funds, the Companies shall deliver to the Investor, against receipt of this Debenture for cancellation, a replacement debenture in the same form as this Debenture in respect of the principal balance of the Advanced Funds remaining outstanding.
6.2 Automatic Conversion
In the event that the Current Market Price on ten consecutive Trading Days is at least equal to 1.5 times the then applicable Conversion Price, the Company may deliver written notice to the Investor specifying the date of conversion (“Conversion Notice”). On the specified date of conversion the principal balance of the Advanced Funds outstanding will be automatically converted into Common Shares at the then applicable Conversion Price. Upon receipt of the Conversion Notice the Investor will send the Debenture to the Company for cancellation.
6.3 Process on Giving Notice of Conversion
Upon the Company or the Investor, as the case may be, giving a Conversion Notice as described in sections 6.1 or 6.2, and subject to section 6.7, the Investor shall be entitled to be entered in the books of the Company as at the date of conversion as the holder of the number of Common Shares into which such portion of the Advanced Funds then outstanding has been converted and, within seven business days of the date of the Conversion Notice, the Company shall deliver to the Investor a certificate or certificates representing the Investor’s holdings of the Common Shares. Any interest accruing to the date of conversion on the portion of the Advanced Funds shall be paid by the Subsidiary to the Investor forthwith after the giving of the Conversion Notice.
6.4 Adjustment of Conversion Price
(a)
The Conversion Price (and the number of Common Shares issuable upon exercise of the conversion rights and obligations set forth in sections 6.1 and 6.2) is subject to adjustment from time to time in the events and in the manner provided as follows:

(b)
If and whenever at any time after the date hereof and prior to the repayment of the Advanced Funds and all accrued interest and/or conversion thereof into Common Shares (the “Expiry Date”), the Company:

(i)
issues to all or substantially all the holders of Common Shares by way of a stock dividend or otherwise Common Shares or securities exchangeable for or convertible into Common Shares other than a dividend paid in the ordinary course, or

(ii)	subdivides its outstanding Common Shares into a greater number of shares, or

(iii)	consolidates or combines its outstanding Common Shares into a smaller number of shares,
(any of such events being called a “Common Share Reorganization”), then the Conversion Price will be adjusted effective immediately after the effective date or record date for the happening of a Common Share Reorganization, as the case may be, at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization, by multiplying the Conversion Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which is the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which is the number of common shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into common shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on such effective date or record date).
If and whenever at any time after the date hereof and prior to the Expiry Date, the Company fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Common Shares under which such holders are entitled to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares, where
(c)
the right to subscribe for or purchase Common Shares, or the right to exchange securities for or convert securities into Common Shares expires not more than 45 days after the date of such issue (the period from the record date to the date of expiry being in this section 6.4 called the “Rights Period”), and

(d)
the cost per Common Share during the Rights Period (inclusive of any cost or acquisition of securities exchangeable for or convertible into Common Shares in addition to any direct cost of Common Shares) (in this section 6.4 called the “Per Share Cost”) is less than 95% of the Current Market Price of the Common Shares on the record date,

(any of such events being called a “Rights Offering”), then the Conversion Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:
(e)	the numerator of which is the aggregate of:
(i)	the number of Common Shares outstanding as of the record date for the Rights Offering, and

(ii)	a number determined by dividing the product of the Per Share Cost and:
A.
where the event giving rise to the application of this paragraph (ii) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase additional Common Shares, the number of Common Shares so subscribed for or purchased during the Rights Period, or

B.
where the event giving rise to the application of this paragraph (ii) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Common Shares, the number of Common Shares for which those securities could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Common Shares as of the record date for the Rights Offering, and

(f)	the denominator of which is
(i)	in the case described in subparagraph (e)(ii)(A), the number of Common Shares outstanding, or

(ii)	in the case described in subparagraph (e)(ii)(B), the number of Common Shares that would be outstanding if all the Common Shares described in subparagraph (e)(ii)(B) had been issued, as at the end of the Rights Period.
Any Common Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.
If pursuant to section 6.1 the Investor has given notice to convert or if pursuant to section 6.2 the Company has requested the Investor to convert during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period the Investor will, in addition to the Common Shares to which it is otherwise entitled upon such conversion in accordance with sections 6.1 and 6.2, be entitled to that number of additional Common Shares which, when added to the number of Common Shares to which that holder is entitled upon such conversion, equals the number of Common Shares to which the Investor would have been entitled on exercise if the conversion notice had been given after the adjustment of the Conversion Price immediately after the end of the Rights Period. Such additional Common Shares will be deemed to have been issued to the Investor immediately following the end of the Rights Period and a certificate for such additional Common Shares will be delivered to such holder within ten Business Days following the end of the Rights Period.
If and whenever at any time after the date hereof and prior to the Expiry Date, the Company fixes a record date for the issue or the distribution to the holders of all or substantially all its Common Shares:
(g)	shares of the Company of any class other than Common Shares,

(h)
rights, options or warrants to acquire shares or securities exchangeable for or convertible into shares or property or other assets of the Company (other than rights, options or warrants to purchase Common Shares exercisable within 45 days of the record date at a price per Common Share equal to or greater than 95% of the then Current Market Price),

(i)	evidences of indebtedness, or

(j)	any property or other assets

and if such issuance or distribution does not constitute a Common Share Reorganization or a Rights Offering or dividend paid in the ordinary course (any of such non-excluded events being called a “Special Distribution”), the Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price effect on such record date by a fraction:
(k)	the numerator of which is:
(i)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, less

(ii)
the amount by which the aggregate fair market value (as determined by action by the directors of the Company) to the holders of the Common Shares of such securities or properly or other assets so issued or distributed in the Special Distribution exceeds the fair market value (as determined by action of the directors of the Company) of the consideration, if any, received therefor by the Company, and

(l)	the denominator of which is the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date.
Any Common Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.
If and whenever at any time after the date hereof and prior to the Expiry Date, there is a reclassification of the Common Shares outstanding at any time or change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation, reverse take-over or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), and notice to convert is given after the effective date of such Capital Reorganization, the Investor will be entitled to receive, and must accept for the same aggregate consideration in lieu of the number of Common Shares to which it was theretofore entitled upon such subscription, the aggregate number of shares, other securities or other property which it would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, it had been the registered holder of the number of Common Shares to which such holder was theretofore if conversion had occurred on that date. Appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this section 6.4 with respect to the rights and interests thereafter of holders of Debentures to the end that the provisions set forth in this section 6.4 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares thereafter deliverable upon conversion. Any such adjustment must be made by and set forth in an agreement supplemental hereto. As a condition precedent to taking any action that would constitute a Capital Reorganization, the Company will take all action necessary, in the opinion of counsel, in order that the provisions of this section be effected.
If and whenever at any time after the date hereof and prior to the Expiry Date any adjustment in the Conversion Price occurs as a result of
(m)	a Common Share Reorganization,

(n)	the fixing by the Company of a record date for a Rights Offering, or

(o)
the fixing by the Company of a record date for the issue or distribution to the holders of all or substantially all its outstanding Common Shares of (A) Common Shares, (B) securities exchangeable for or convertible into Common Shares at an exchange or conversion price per Common Share less than the Current Market Price on such record date or (C) rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at an exchange or conversion price per Common Share less than the Current Market Price on such record date, then the number of Common Shares issuable upon conversion will be adjusted contemporaneously with the adjustment of the Conversion Price by multiplying the number of Common Shares theretofore issuable on the exercise thereof immediately prior to such adjustment by a fraction the numerator of which is the Conversion Price in effect immediately prior to such adjustment and the denominator of which is the Conversion Price resulting from such adjustment.

To the extent that any adjustment in subscription rights occurs pursuant to this section 6.4 as a result of a distribution of exchangeable or convertible securities, rights, options or warrants, or as a result of the fixing by the Company of a record date for the distribution of any such securities, the number of Common Shares issuable upon conversion will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Common Shares which would be issuable or purchasable based upon the number of Common Shares actually issued and remaining issuable immediately after such expiration, and will be further readjusted in such manner upon expiration of any further such right.
6.5 Additional Adjustments
If by the terms of the rights, options or warrants referred to in section 6.4, there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of
(a)	the lowest purchase, conversion or exchange price per Common Share, as the case may be, if such price is applicable to all Common Shares which are subject to the rights, options or warrants, and

(b)	the average purchase, conversion or exchange price per Common Share, as the case may be, if the applicable price is determined by reference to the number of Common Shares acquired.
To the extent that any adjustment in the Conversion Price occurs pursuant to section 6.4 as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants, the Conversion Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Conversion Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.
No adjustment in the Conversion Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Conversion Price and no adjustment will be made in the number of Common Shares issuable upon conversion unless it would result in a change of at least one one-hundredth of a Common Share, provided, however,’ that any adjustments which, except for the provisions of this section, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment.
If at any time a dispute arises with respect to adjustments provided for in section 6.4, such dispute will be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Company and any such determination will be binding upon the Company and the Investor and the Company will provide such auditors or accountants with access to all necessary records of the Company.
If the Company sets a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan to pay or deliver such dividend or distribution or take such other act only then no adjustment in the Conversion Price or the number of Common Shares issuable upon conversion will be required by reason of the setting of such record date.

In the absence of a resolution of the directors of the Company fixing a record date for a Special Distribution or Rights Offering, the Company will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected,
As a condition precedent to the taking of any action which would require any adjustment in respect of conversion, including the Conversion Price and the number of class of shares or other securities which are to be received upon conversion, the Company must take any corporate action which may be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the Investor are entitled to receive on conversion in accordance with the provisions thereof.
6.6 Acknowledgement
The investor acknowledges that this Debenture and any Common Shares which may be issued on the conversion of this Debenture have not been registered under the United States Securities Act of 1993, as amended (the “1933 Act”) or the securities laws of any state of the United States and this Debentures may not be transferred to or converted in the United States or by or on behalf of any U.S. Person unless such securities are registered under the 1933 Act and applicable State securities laws or unless an exemption from registration is available.
6.7 Bonus
If during the first 12 months following the Issue Date a Conversion Notice is issued in accordance with this Debenture with respect to the conversion of part or all of the principal balance of the Advanced Funds, then the Company shall deliver to the Investor that number of Common Shares as is equal to 104% of the number of Common Shares issuable on the conversion as otherwise calculated in accordance with the provisions of this Debenture and the provisions of section 6.3 shall apply mutatis mutandis. Any fractions of a share resulting shall be rounded up to the next whole number.
7 GENERAL
7.1 Rank
This Debenture shall rank pari passu with all other debentures issued by the Companies on June 14, 2004.
7.2 Waiver or Modification
No failure on the part of the Investor in exercising any power or right hereunder will operate as a waiver of that power or right nor will any single or partial exercise of such right or power preclude any other right or power hereunder. No amendment, modification or waiver of any condition of this Debenture or consent to any departure by the Subsidiary or the Company therefrom will be effective unless it is in writing signed by the Investor. No notice to or demand on the Subsidiary or the Company will entitle the Subsidiary or the Company to any other further notice or demand in similar or other circumstances unless specifically provided for in this Debenture.

7.3 Borrower’s Waivers
The Companies hereby waive demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonour, bringing of suit and diligence in taking any action.
7.4 Time
Time is of the essence of this Debenture.
7.5 Further Assurances
The parties to this Debenture will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and filings as may be reasonably required for the purpose of giving effect to this Debenture.
7.6 Assignment
Neither the Investor nor the Companies may assign this Debenture or its interest herein or any part hereof except with the prior written consent of the other party hereto, such consent not to be unreasonably withheld, provided that the Investor shall be permitted to assign this Debenture and its interest hereunder to any affiliate as such term is defined in the Canada Business Corporations Act, as amended from time to time, without the consent of the Companies.
8 NOTICES
8.1 Any notice under this Debenture will be given in writing and may be sent by fax or may be delivered or mailed by prepaid post addressed to the party to which notice is to be given at the following address:
If to the Investor:
UOB VENTURE (SHENZHEN) LIMITED
608, St James Court,
St Denis Street, Port Louis, Mauritius
Attention: Terence Ong Sea Eng
Fax: 011-86-755-8290-4093
If to the Subsidiary:
WEX MEDICAL LIMITED
Unit A, 34/F, Manulife Tower, 169
Electric Road, North Point,
Hong Kong
Attention: Grace Leong
Fax: 011-582-2897-1966

If to the Company:
INTERNATIONAL WEX TECHNOLOGIES INC.
#2000 - 700 Hornby Street
Vancouver, British Columbia
V6Z 1S4
Attention:       Donna Shum
Fax:                604-683-8868
8.2 If notice is sent by fax or is delivered, it will be deemed to have been given at the time of transmission or delivery.
8.3 If notice is mailed, it will be deemed to have been received seven days following the date of mailing of the notice.
8.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or before the time a notice is mailed the notice will be sent by fax or will be delivered.
9 AMENDMENTS
This Debenture may be amended, waived, discharged or terminated only by instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.
IN WITNESS WHEREOF the Investor and the Companies have executed and delivered this Debenture.
INTERNATIONAL WEX TECHNOLOGIES INC.

Per:	/s/ “John Olthoff” Authorized Signatory

WEX MEDICAL LIMITED

Per:	/s/ “Frank Shum” Authorized Signatory

APPENDIX I
CONVERSION NOTICE
ALL SHARE CERTIFICATES ISSUED PRIOR TO OCTOBER 15, 2004 MUST HAVE IMPRINTED ON THEIR FACE THE FOLLOWING;
“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE OCTOBER 15, 2004”
The undersigned holder of the within Debenture, hereby subscribes for                      common shares of International Wex Technologies Inc. (“Wex”) in conversion of US$                      of the Advanced Amount                      at a conversion price of Cdn$                      per common share in accordance with the conversion referred to in Part 6 of the Debenture according to the conditions thereof.
The undersigned hereby certifies that the undersigned is the original purchaser of the Debenture or a transferee with the consent of Wex, and (i) is not (and is not exercising the Debenture for the account or benefit of) a “U.S. Person” or a person in the United States, (ii) did not execute or deliver this Conversion Notice in the United States and (iii) has in all other aspects complied with the terms of Regulation S of the United States Securities Act of 1933, as amended (the “1933 Act”) or any successor rule or regulation of the United States Securities and Exchange Commission in effect.
DATED at                                           , this                       day of                                     , 200         .

Name of Debenture Holder

Authorized Signatory

Registration Instructions:	Delivery Instructions:

Name	Account reference, if applicable

Account reference, if applicable	Contact Name

Address	Address

(Telephone Number)